UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 19, 2004

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6450 Via Real, Carpinteria, California		93013
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (805) 684-6614

Item 12.  Results of Operations and Financial Condition.

The information in this Report, including the Exhibit 99.1, is furnished pursuant to Item 12 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On August 19, 2004, QAD Inc. issued a press release announcing fiscal 2005 second quarter results and guidance for its fiscal 2005 third quarter and revised guidance for its full fiscal year.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.
(Registrant)

Date: August 19, 2004	By	/s/Daniel Lender
Daniel Lender
Chief Financial Officer
(on behalf of the Registrant and as Principal Financial Officer)